UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 9, 2017

EQT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-3551	25-0464690
(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2017, EQT Corporation (EQT) filed a Form 8-K (the Initial Form 8-K) with the Securities and Exchange Commission announcing, among other things, that Randall L. Crawford, Senior Vice President and President, Midstream and Commercial, of EQT, notified EQT that he will step down from his position effective February 28, 2017 and also notified EQT Midstream Services, LLC, the general partner (the EQM General Partner) of EQT Midstream Partners LP, that he will step down as a Director and Executive Vice President and Chief Operating Officer of the EQM General Partner effective February 28, 2017.  EQT is filing this amendment to the Initial Form 8-K to clarify that Mr. Crawford’s resignation as a Director of the EQM General Partner will be effective January 17, 2017, and his resignations as Senior Vice President and President, Midstream and Commercial of EQT, and as Executive Vice President and Chief Operating Officer of the EQM General Partner, will each be effective February 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: January 10, 2017	By:	/s/ David L. Porges
	Name:	David L. Porges
	Title:	Chief Executive Officer